                                                                      Exh. 10.25

                              THIRD AMENDMENT TO
                 PURCHASE AGREEMENT DATED AS OF JUNE 22, 1995


     THIS THIRD AMENDMENT TO PURCHASE AGREEMENT (the "Amendment") is made as of October 17, 1997, by and among USN Communications, Inc. (formerly known as United USN, Inc.) (the "Company"), CIBC Wood Gundy Ventures, Inc. ("CIBC"), Chase Venture Capital Associates, L.P. (successor to Chemical Venture Capital Associates) ("Chase"), Hancock Venture Partners IV - Direct Fund L.P. ("Hancock Direct Fund IV"), BT Capital Partners, Inc. ("BT"), Northwood Capital Partners LLC ("Northwood Capital"), Northwood Ventures LLC ("Northwood Ventures") and Enterprises & Transcommunications, L.P. ("E&T," and collectively with CIBC, Chase, Hancock Direct Fund IV, BT, Northwood Capital, Northwood Ventures, and E&T, the "Original Purchasers"), and Fidelity Communications International,
Inc. ("FCI") and Fidelity Investors Limited Partnership ("FILP," and together with FCI, "Fidelity").

     Fidelity will purchase shares of the Company's 9.0% Cumulative Convertible Pay-In-Kind Preferred Stock, Series A, par value $1.00 per share (the "Series A Preferred Stock"), pursuant to a Purchase Agreement (the "Fidelity Purchase Agreement"), dated as of October 17, 1997, between the Company and Fidelity.

     The Company and the Original Purchasers desire to amend the Purchase Agreement, dated as of June 22, 1995, as amended to date (as so amended, the "Purchase Agreement"), by and among the Company, CIBC, Chase, Hancock Direct Fund IV, BT, Northwood Capital, Northwood Ventures and E&T as set forth below. The undersigned Original Purchasers hold 66 2/3% of the outstanding Investor Common Stock (as defined in the Purchase Agreement). The execution and delivery of this Amendment is a condition to Fidelity's purchase of Series A Preferred Stock pursuant to the Fidelity Purchase Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

     1.    Amendment of Section 3D.

     (a) Each of FCI and FILP hereby agrees that by its execution of this Amendment it shall become a party to and be bound by the terms and provisions of Section

3D of the Purchase Agreement, as amended hereby, and the term "Purchasers" as used in the Purchase Agreement, as amended hereby, shall be deemed to include FCI and FILP solely for purposes of Section 3D and the definition of "Section 3D Required Approval."

     (b) The first clause of Section 3D is hereby amended and restated in its entirety to read as follows:

     "So long as any Purchaser holds any Investor Common Stock or any Investor Preferred Stock, the Company shall not, without the Section 3D Required Approval:"

     2. Amendment of Section 8. Section 8 is hereby amended to add the following definition immediately following the definition of "Schwartz Agreement":

     "Section 3D Required Approval" means the Company must have delivered a written notice to the Purchasers stating the action proposed to be taken by the Company and Purchasers holding at least 66 2/3% of the outstanding Common Stock Equivalents held by the Purchasers must have approved such action by a written approval delivered to the Company. "Common Stock Equivalents" shall mean the total number of shares of the Company's common stock plus the number of shares of common stock issuable upon conversion of the Company's 9.0% Cumulative Convertible Pay-In-Kind Preferred Stock and 9.0% Cumulative Convertible Pay-In-Kind Preferred Stock, Series A.

     3. Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

     4. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment.

     5. Descriptive Headings. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

     6.    Effectiveness.  The parties hereby acknowledge that pursuant to
Section 9E of the Purchase Agreement (as in effect immediately prior to this Amendment), this Amendment shall become effective when executed by the holders of 66 2/3% of the outstanding Investor Common Stock and upon the consummation of the closing of the sale of Series A Preferred Stock to Fidelity.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                       USN COMMUNICATIONS, INC.



                                       By:
                                          --------------------------------
                                       Its:


                                       CIBC WOOD GUNDY VENTURES, INC.



                                       By:
                                          --------------------------------
                                       Its:


                                       CHASE VENTURE CAPITAL ASSOCIATES, L.P.



                                       By:
                                          --------------------------------
                                       Its:


                                       HANCOCK VENTURE PARTNERS IV -
                                        DIRECT FUND L.P.
                                       By: Back Bay Partners XII L.P.
                                       By: Hancock Venture Partners, Inc.



                                       By:
                                          --------------------------------
                                       Its:

                                       BT CAPITAL PARTNERS, INC.



                                       By:
                                          --------------------------------
                                       Its:


                                       NORTHWOOD CAPITAL PARTNERS LLC



                                       By:
                                          --------------------------------
                                       Its:


                                       NORTHWOOD VENTURES LLC



                                       By:
                                          --------------------------------
                                       Its:


                                       ENTERPRISES & TRANSCOMMUNICATIONS L.P.
                                       By: Prime Enterprises, L.P.
                                       By: Prime New Ventures Management, L.P.
                                       By: Prime II Management, L.P.
                                       By: Prime II Management, Inc.



                                       By:
                                          --------------------------------
                                       Its:

                                       FIDELITY COMMUNICATIONS
                                        INTERNATIONAL, INC.



                                       By:
                                          --------------------------------
                                       Its:


                                       FIDELITY INVESTORS LIMITED
                                        PARTNERSHIP
                                       By: Fidelity Investors Management
                                               Corp., a general partner



                                       By:
                                          --------------------------------
                                       Its: